Exhibit 10.45

THESE SECURITIES MAY NOT BE OFFERED OR SOLD UNLESS AT THE TIME OF SUCH OFFER OR SALE, THE PERSON MAKING SUCH OFFER OR SALE DELIVERS A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), FORMING A PART OF A REGISTRATION STATEMENT, OR POST-EFFECTIVE AMENDMENT THERETO, WHICH IS EFFECTIVE UNDER SAID ACT, UNLESS IN THE OPINION OF COUNSEL TO THE CORPORATION, SUCH OFFER AND SALE IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF SAID ACT.

SPHERIC TECHNOLOGIES, INC.

COMMON STOCK PURCHASE WARRANT

No. B-005	Date: February 11, 2009

SPHERIC TECHNOLOGIES, INC. (the “Company”), a Nevada corporation, hereby certifies that, for value received of $0.01 per Warrant, NTC & Co. Custodian for Patti J. Ryan (the “Holder”), whose address is P.O. Box 173859, Denver, CO 80217-3859 is entitled, subject to the terms set forth below, at any time or from time to time after the one-year anniversary of the date hereof, and before the Expiration Date (as defined below), to purchase from the Company 41,000 shares (the “Shares”) of common stock, $0.001 par value (the “Common Stock”), at a price of three dollars ($3.00) per share (the purchase price per share, as adjusted from time to time pursuant to the provisions hereunder, is referred to in this Warrant as the “Purchase Price”). This Warrant is one in a series of related warrants, which were originally issued pursuant to a series of bridge promissory notes (the “Notes”).

41. Term of the Warrant.

41.1 Time of Exercise. Subject to the provisions of Sections 1.5, “Transfer and Assignment,” and 3.1, “Registration and Legends,” this Warrant may be exercised at any time and from time to time after 9:00 a.m., M.S.T., on the one-year anniversary of the date hereof (the “Exercise Commencement Date”), but no later than 5:00 p.m., M.S.T., on February 11, 2014 (the “Expiration Date”), at which point it shall become void and all rights under this Warrant shall cease.

41.2 Manner of Exercise.

41.2.1 The Holder may exercise this Warrant, in whole or in part, upon surrender of this Warrant with the form of subscription attached hereto duly executed to the Company at its corporate office in Phoenix, Arizona together with the full Purchase Price for each Share to be purchased in lawful money of the United States, or by certified check, bank draft or postal or express money order payable in United States dollars to the order of the Company, and upon compliance with and subject to the conditions set forth in this Warrant.

41.2.2 Upon receipt of this Warrant with the form of subscription duly executed and accompanied by payment of the aggregate Purchase Price for the Shares for which this Warrant is then being exercised, the Company shall cause to be issued certificates or other evidence of ownership, for the total number of whole Shares for which this Warrant is being exercised in such denominations as are required for delivery to the Holder, and the Company shall thereupon deliver such documents to the Holder or its nominee.

41.2.3 If the Holder exercises this Warrant with respect to fewer than all of the Shares that may be purchased under this Warrant, the Company shall execute a new Warrant for the balance of the Shares that may be purchased upon exercise of this Warrant and deliver such new Warrant to the Holder.

41.2.4 The Company covenants and agrees that it will pay when due and payable any and all taxes which may be owed on behalf of the Company in respect of the issue of this Warrant, or the issue of any Shares upon the exercise of this Warrant. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of this Warrant or of the Shares in a name other than that of the Holder at the time of surrender, and until the payment of such tax, the Company shall not be required to issue such Shares.

41.2.5 The Company shall, at the time of any exercise of all or part of this Warrant, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holders shall continue to be entitled after such exercise in accordance with the provisions of this Warrant, provided that if the Holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligations of the Company to afford to such Holder any such rights.

41.3 Exchange of Warrant. This Warrant may be split-up, combined or exchanged for another Warrant or Warrants of like tenor to purchase a like aggregate number of Shares. If the Holder desires to split-up, combine or exchange this Warrant, it shall make such request in writing delivered to the Company at its corporate office and shall surrender this Warrant and any other Warrants to be so split-up, combined or exchanged, the Company shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested. The Company shall not be required to effect any split-up, combination or exchange which will result in the issuance of a Warrant entitling the Holder to purchase upon exercise a fraction of a Share. The Company may require the Holder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split-up, combination or exchange of Warrants. The term “Warrant” as used herein includes any Warrants issued in substitution for or replacement of this Warrant, or into which this Warrant may be divided or exchanged.

41.4 Holder as Owner. Prior to due presentment for registration of transfer of this Warrant, the Company may deem and treat the Holder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for the purpose of any exercise hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary. Irrespective of the date of issue and delivery of certificates for any Shares issuable upon the exercise of the Warrant, each person in whose name any such certificate is issued shall be deemed to have become the holder of record of the Shares represented thereby on the date on which all or a portion of the Warrant surrendered in connection with the subscription therefor was surrendered and payment of the purchase price was tendered. No surrender of all or a portion of the Warrant on any date when the stock transfer books of the Company are closed, however, shall be effective to constitute the person or persons entitled to receive Shares upon such surrender as the record holder of such Shares on such date, but such person or persons shall be constituted the record holder or holders of such Shares at the close of business on the next succeeding date on which the stock transfer books are opened. Each person holding any Shares received upon exercise of Warrant shall be entitled to receive only dividends or distributions payable to holders of record on or after the date on which such person shall be deemed to have become the holder of record of such Shares.

41.5 Transfer and Assignment. This Warrant may not be sold, hypothecated, exercised, assigned or transferred except in accordance with and subject to the provisions of the Securities Act of 1933, as amended (the “Act”).

41.6 Method for Assignment. Any assignment permitted under this Warrant shall be made by surrender of this Warrant to the Company at its principal office with the form of assignment attached hereto duly executed and funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee designated in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation thereof at the corporate office of the Company together with a written notice signed by the Holder, specifying the names and denominations in which such new Warrants are to be issued.

41.7 Rights of Holder. Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or consent or receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of this Warrant and prior to its exercise, any of the following shall occur:

41.7.1 The Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

41.7.2 The Company shall offer to the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

41.7.3 There shall be proposed any capital reorganization or reclassification of the Common Stock, or a sale of all or substantially all of the assets of the Company, or a consolidation or merger of the Company with another entity; or

41.7.4 There shall be proposed a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of said cases, the Company shall cause to be mailed to the Holder, at the earliest practicable time (and, in any event, not less than thirty (30) days before any record date or other date set for definitive action), written notice of the date on which the books of the Company shall close or a record shall be taken to determine the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Purchase Price and the kind and amount of the Common Stock and other securities and property deliverable upon exercise of this Warrant. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be (on which date, in the event of voluntary or involuntary dissolution, liquidation or winding up of the Company, the right to exercise this Warrant shall terminate). Without limiting the obligation of the Company to provide notice to the holder of actions hereunder, it is agreed that failure of the Company to give notice shall not invalidate such action of the Company.

41.8 Lost Warrant Certificate(s). Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction of reasonably satisfactory indemnification, including a surety bond if required by the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company will cause to be executed and delivered a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

41.9 Covenants of the Company. The Company covenants and agrees as follows:

41.9.1 At all times it shall reserve and keep available for the exercise of this Warrant into Common Stock such number of authorized shares of Common Stock as are sufficient to permit the exercise in full of this Warrant into Common Stock; and

41.9.2 All Shares issued upon exercise of the Warrant shall be duly authorized, validly issued and outstanding, fully-paid and non-assessable.

42. Adjustment of Purchase Price and Number of Shares Purchasable Upon Exercise.

42.1 IPO. The Purchase Price of the Shares shall be reduced if the initial public offering price (the “IPO Price”) of the Common Stock sold in the initial public offering on registration statement Form S-1 filed on October 15, 2008, Registration No. 333-154274 (the “IPO”), is less than six dollars ($6.00) per share, as follows: the Purchase Price shall be reduced from three dollars ($3.00) per share by the proportionate amount that the IPO Price is less than six dollars ($6.00) per share. For example, if the IPO Price is five dollars and fifty cents per share ($5.50), then the Purchase Price shall be two dollars and seventy five cents ($2.75) per share.

42.2 Recapitalization. The number of Shares purchasable on exercise of this Warrant and the Purchase Price therefor shall be subject to adjustment from time to time in the event that the Company shall: (i) pay a dividend in, or make a distribution of, shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) spin-off a subsidiary by distributing, as a dividend or otherwise, shares of the subsidiary to its stockholders. In any such case, the total number of shares purchasable on exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive, at the same aggregate purchase price, the number of shares of Common Stock that the Holder would have owned or would have been entitled to receive immediately following the occurrence of any of the events described above had this Warrant been exercised in full immediately prior to the occurrence (or applicable record date) of such event. An adjustment made pursuant to this Paragraph 2 shall, in the case of a stock dividend or distribution, be made as of the record date and, in the case of a subdivision or combination, be made as of the effective date thereof. If, as a result of any adjustment pursuant to this Paragraph 2, the Holder shall become entitled to receive shares of two or more classes of series of securities of the Company, the Board of Directors of the Company shall equitably determine the allocation of the adjusted purchase price between or among shares or other units of such classes or series and shall notify the Holder of such allocation.

42.3 Merger or Consolidation. In the event of any reorganization or recapitalization of the Company or in the event the Company consolidates with or merges into another entity or transfers all or substantially all of its assets to another entity, then and in each such event, the Holder, on exercise of this Warrant as provided herein, at any time after the consummation of such reorganization, recapitalization, consolidation, merger or transfer, shall be entitled, and the documents executed to effectuate such event shall so provide, to receive the stock or other securities or property to which the Holder would have been entitled upon such consummation if the Holder had exercised this Warrant immediately prior thereto. In such case, the terms of this Warrant shall survive the consummation of any such reorganization, recapitalization, consolidation, merger or transfer and shall be applicable to the shares of stock or other securities or property receivable on the exercise of this Warrant after such consummation and as an exchange for a larger or smaller number of shares, as the case may be.

42.4 Subsequent Equity Sales. If the Company, while this Warrant is outstanding prior to the completion of the IPO as described in Section 2.1, shall sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at an effective price per share less than the then Purchase Price (such lower price, the “Base Share Price” and such issuances collectively, a “Dilutive Issuance”) (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Purchase Price, such issuance shall be deemed to have occurred for less than the Purchase Price on such date of the Dilutive Issuance), then the Purchase Price shall be reduced and only reduced to equal the Base Share Price and the number of Warrant Shares issuable hereunder shall be increased such that the aggregate Purchase Price payable hereunder, after taking into account the decrease in the Purchase Price, shall be equal to the aggregate Purchase Price prior to such adjustment. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 2.4 in respect of an Exempt Issuance or at any time after the completion of the IPO as described in Section 2.1. The Company shall notify the Holder in writing, no later than fifteen (15) Business Days following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 2.4, indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 2.4, upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise.

42.5 Subsequent Rights Offerings. If the Company, while this Warrant is outstanding prior to the completion of the IPO as described in Section 2.1, shall issue rights, options or warrants to all holders of Common Stock (and not to Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Purchase Price at the record date mentioned below, then the Purchase Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming receipt by the Company in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such price. Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 2.5 in respect of an Exempt Issuance or at any time after the completion of the IPO as described in Section 2.1. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

42.6 Notice of Dissolution or Liquidation. Except as otherwise provided in Section 2.2, “Merger or Consolidation,” in the case of any sale or conveyance of all or substantially all of the assets of the Company in connection with a plan of complete liquidation of the Company, or in the case of the dissolution, liquidation or winding-up of the Company, all rights under this Warrant shall terminate on a date fixed by the Company, such date so fixed to be not earlier than the date of the commencement of the proceedings for such dissolution, liquidation or winding-up and not later than thirty (30) days after such commencement date. Notice of such termination of purchase rights shall be given to the Holder at least thirty (30) days prior to such termination date.

42.7 Statement of Adjustment. Any adjustment pursuant to the provisions of this Section 2 shall be made on the basis of the number of Shares which the Holder would have been entitled to acquire by exercise of this Warrant immediately prior to the event giving rise to such adjustment and, as to the Purchase Price in effect immediately prior to the rise to such adjustment. Whenever any such adjustment is required to be made, the Company shall forthwith determine the new number of Shares which the Holder hereof shall be entitled to purchase hereunder and/or such new Purchase Price and shall prepare, retain on file and transmit to the Holder within ten (10) days after such preparation a statement describing in reasonable detail the method used in calculating such adjustment.

42.8 No Fractional Shares. The Company shall not issue any fraction of a Share in connection with the exercise of this Warrant, and in any case where the Holder would, except for the provisions of this Section 2.5, be entitled under the terms of this Warrant to receive a fraction of a Share upon such exercise, the Company shall upon the exercise and receipt of the Purchase Price, issue the largest number of whole Shares purchasable upon exercise of this Warrant. The Company shall not be required to make any cash or other adjustment in respect of such fraction of a Share to which the Holder would otherwise be entitled. The Holder, by the acceptance of this Warrant, expressly waives his right to receive a certificate for any fraction of a Share upon exercise hereof.

42.9 No Change in Form Required. The form of Warrant need not be changed because of any change pursuant to this Section 2 in the Purchase Price or in the number of Shares purchasable upon the exercise of a Warrant, may state the same Purchase Price and the same number of shares of Common Stock as are stated in the Warrants initially issued pursuant to the Agreement.

43. Registration Under the Securities Act of 1933.

43.1 Registration and Legends. The Holder understands that (i) the Company has not registered the Warrant or the Shares under the Act, or the applicable securities laws of any state in reliance on exemptions from registration and (ii) such exemptions depend upon the Holder’s investment intent at the time the Holder acquires the Warrant or the Shares. The Holder therefore represents and warrants that it is acquiring the Warrant, and will acquire the Shares, for the Holder’s own account for investment and not with a view to distribution, assignment, resale or other transfer of the Warrant or the Shares. Because the Warrant and the Shares are not registered, the Holder is aware that the Holder must hold them indefinitely unless they are registered under the Act and any applicable securities laws or the Holder must obtain exemptions from such registration. Upon exercise, in part or in whole, of this Warrant, the Shares shall bear the following legend:

“THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS, AND THEY MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.”

43.2 No-Action Letter. The Company agrees that it will be satisfied that no post-effective amendment or new registration is required for the public sale of the Shares if it shall be presented with a letter from the Staff of the Securities and Exchange Commission (the “Commission”), stating in effect that, based upon stated facts which the Company shall have no reason to believe are not true in any material respect, the Staff will not recommend any action to the Commission if such Shares are offered and sold without delivery of a prospectus, and that, therefore, no Registration Statement under which such shares are to be registered is required to be filed.

43.3 Inclusion in Company Registration Statement.

43.3.1 The Holder of this Warrant and/or Shares issued to the Holder pursuant to this Warrant without an effective registration statement (the “Restricted Shares”) under the Act shall have the right, at any time, to join with the Company to register the Restricted Shares and the Shares underlying this Warrant (the “Underlying Shares”) in any registration statement under the Act filed by the Company with the U.S. Securities and Exchange Commission (“Commission”), which includes a public offering of equity securities for cash, either for the account of the Company or for the account of any other person. This right to join with the Company in a registration statement is not applicable to a registration statement filed by the Company with the Commission on S-4, S-8 or any other inappropriate form or to the registration statement on Form S-1 filed in relation to the IPO described in Section 2.1 above. If, at any time, the Company proposes to file a registration statement as described above with the Commission, it shall, at least thirty (30) days prior to such filing, give written notice of such proposed filing to the Holder’s address appearing on the records of the Company and shall offer to include in any such filing any proposed disposition of the Restricted Shares or the Underlying Shares. Within fifteen (15) days of receipt of the Company’s notice of filing, the Holder may request registration of the Restricted Shares and/or Underlying Shares pursuant to a written request setting forth the intended method of distribution and such other data or information as the Company or its counsel shall reasonably require and such Restricted Shares and/or Underlying Shares shall be included in the registration statement to the maximum extent permissible. The Company shall supply the Holder with copies of such registration statement and of the prospectus included therein in such quantities as may be reasonably necessary for the purpose of the proposed disposition.

43.3.2 If at the time of any request to register the Restricted Shares or Underlying Shares the Company is engaged or has fixed plans to engaged within thirty (30) days of the time request in a registered public offering as to which the Restricted Shares or the Underlying Shares may be included or is involved in an activity, in the good faith determination of the underwriter, in the case of such offering, or the Board of Directors, in the case of such other activity, which would be adversely affected by the requested registration to the material detriment of the offering or the Company’s activities, then the Company may, at its option, direct that the request be delayed for a period not in excess of six (6) months from the effective date of such offering or the date of commencement of such proposed offering or such other material activity, as the case may be, unless the underwriter, in the case of the offering, or the Board of Directors, in the case of such other material activity, specifies a longer period.

43.4 Covenants Regarding Registration. In connection with any registration under Section 3.1 hereof, the Company and the Holder covenant and agree as follows:

43.4.1 The Company shall use its best efforts to have any Registration Statement declared effective at the earliest possible time, and shall furnish such number of prospectuses as shall be reasonably requested.

43.4.2 The Company and the Holder shall pay their share of all costs, fees, and expenses in connection with the Registration Statement under Section 3.3, “Inclusion in Company Registration Statement,” in proportion to the dollar value of the securities being registered by each party, including, without limitation, the Company’s legal and accounting fees, printing expenses, blue sky fees and expenses, except that the Company shall not pay for any of the following costs and expenses: (a) underwriting discounts and commissions allocable to the Shares, (b) state transfer taxes, (c) brokerage commissions, (d) fees and expenses of counsel and accountants for the holders of the Shares.

43.4.3 The Company will take all necessary action which may be required in qualifying or registering the Shares included in any Registration Statement for offering and sale under the securities or blue sky laws of such states as are requested by the holders of such Shares, provided that the Company shall not be obligated to execute or file any general consent to service or process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

43.5 Indemnity.

43.5.1 The Company shall indemnify and hold harmless each person registering securities pursuant to this Section (the “Seller”) and each underwriter, within the meaning of the Act, who may purchase from or sell for any Seller any of the Shares from and against any and all losses, claims, damages, and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any post-effective amendment or new registration statement or any supplemented prospectus under the Act included therein required to be filed or furnished by reason of this Section, or caused by any omission or alleged omission to state therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company by such Seller or underwriter within the meaning of such Act; provided, however, that the indemnity agreement set forth in this Section 3.5 with respect to any prospectus which shall be subsequently amended prior to the written confirmation of sale of any Shares shall not inure to the benefit of any Seller or underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased such Shares which are the subject thereof (or to the benefit of any person controlling such Seller or underwriter), if such Seller or underwriter failed to send or give a copy of the prospectus as amended to such person at or prior to the written confirmation of the sale of such Shares and if such amended prospectus did not contain any untrue statement or alleged untrue statement or omission or alleged omission giving rise to such cause, claim, damage, or liability.

43.5.2 Each Seller availing itself of the procedures under Section 3 shall indemnify and secure the agreement of any underwriter which the Seller employs to indemnify the Company, its directors, each officer signing the related post-effective amendment or registration statement and each person, if any, who controls the Company, within the meaning of the Act from and against any losses, claims, damages, and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any post-effective amendment or registration statement or any prospectus required to be filed or furnished by reason of this Section or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages, or liabilities are caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing to the Company by any such Seller or underwriter expressly for use therein.

43.6 Agreements. The agreements in this Section shall continue in effect regardless of the exercise and surrender of this Warrant.

44. Redemption of Warrants.

44.1 The Company may, at its option, redeem all or any part of this Warrant at any time after the Exercise Commencement Date. The Warrant is redeemable, at the option of the Company, on fifteen (15) days’ written notice at a price of $0.05 per Warrant. Any redemption shall also be subject to the following conditions: (i) the Company must give fifteen (15) day notice to each registered holder of Warrants stating the Company’s intention to redeem the Warrants on a particular date (the “Redemption Date”); (ii) the Company has an effective registration statement under the Act pertaining to the Shares issuable upon exercise of the Warrant and has registered the shares of Common Stock to be issued upon exercise of the Warrants under applicable state securities laws or a liquidity event has occurred, such as a merger, reorganization, acquisition or sale of all or substantially all of the assets of the Company to a third party; (iii) the Company’s Common Stock is publicly traded; (iv) the average of the closing bid and ask prices of the Common Stock is at least one hundred fifty percent (150%) of the Purchase Price (subject to adjustment for any stock splits, combinations, or similar events with respect to the Common Stock after the original issuance date of this Warrant) for the twenty (20) trading days prior to the date of the redemption notice; (v) the Company must permit each registered holder of any Warrant to exercise his or her Warrant until the close of business on the day fixed for redemption, which will be not less than fifteen (15) days after the date of the notice of redemption; (vi) within fifteen (15) days after the Redemption Date, the Company will have available funds for the purpose of redeeming the outstanding, unexercised Warrants being redeemed; and (vii) following the Redemption Date, the Holder of unexercised Warrants may surrender his or her Warrants at the office of the Company in Phoenix, Arizona, with the Form of Assignment of the Warrant on the reverse side duly completed and signed with the signature guaranteed. As soon as practicable after surrender of the Warrants by the Holder, the Company shall forward payment of the redemption price for such Warrants to each said holder by first class or certified mail, postage pre-paid. If the Holder fails to surrender his or her Warrants within forty-five (45) days after the Redemption Date, the Warrants will be deemed canceled upon the Company’s payment of the redemption price to the Holder for the Warrants so redeemed.

44.2 Notice of Redemption. Notice of any redemption pursuant to this Section 4 shall be deemed given if mailed by first class or certified mail on the date deposited (“Notice Date”) in the United States Mail, postage prepaid, within fifteen (15) days after the end of the twenty (20) trading days upon which the Company shall base the particular redemption, addressed to the registered Holder of Warrants so to be redeemed at his or her address as it appears on the books of the Company. Neither failure to deliver such notice nor defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any Warrants so to be redeemed.

44.3 Redemption of Part of Warrants. If fewer than all the Warrants at the time outstanding will be redeemed, the selection of the Warrants to be redeemed may be made pro rata, by lot or in any other equitable manner. The Board of Directors of the Company shall have the power to prescribe the manner in which the selection is to be made.

44.4 Redemption Equals Cancellation. After the close of business on the day fixed for redemption, each Warrant then noticed for redemption shall automatically be converted into a right to receive the redemption price and the Company will no longer honor any purported exercise of such Warrant.

45. Reservation of Shares. The Company shall at all times reserve, for the purpose of issuance on exercise of this Warrant such number of shares of Common Stock or such class or classes of capital stock or other securities as shall from time to time be sufficient to comply with this Warrant and the Company shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized and unissued Common Stock or such other class or classes of capital stock or other securities to such number as shall be sufficient for that purpose.

46. Survival. All agreements, covenants, representations and warranties herein shall survive the execution and delivery of this Warrant and any investigation at any time made by or on behalf of any parties hereto and the exercise, sale and purchase of this Warrant (and any other securities or property) issuable on exercise hereof.

47. Remedies. The Company agrees that the remedies at law of the Holder, in the event of any default or threatened default by the Company in the performance or compliance with any of the terms of this Warrant, may not be adequate and such terms may, in addition to and not in lieu of any other remedy, be specifically enforced by a decree of specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

48. Other Matters.

48.1 Binding Effect. All the covenants and provisions of this Warrant by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder.

48.2 Notices. Notices or demands pursuant to this Warrant to be given or made by the Holder to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, as follows:

Spheric Technologies, Inc.

4708 East Van Buren Street

Phoenix, Arizona 85008

Attn: Corporate Secretary

49. Notices to the Holder provided for in this Warrant shall be deemed given or made by the Company if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed to the Holder at the Holder’s last known address as it shall appear on the books of the Company.

49.1 Governing Law. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of Arizona.

49.2 Parties Bound and Benefited. Nothing in this Warrant expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company and the Holder any right, remedy or claim under promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements contained in this Warrant shall be for the sole and exclusive benefit of the Company and its successors and of the Holder, its successors and, if permitted, its assignees.

49.3 Headings. The Article headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation thereof.

50. Definitions. In addition to the terms defined elsewhere in this Warrant, the following terms have the meanings set forth in this Section 9:

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of Arizona are authorized or required by law or other governmental action to close.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed into.

“Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to purchase shares of Common Stock to employees, officers, directors, consultants, suppliers, vendors or professionals of the Company pursuant to any stock or option plan duly adopted for such purpose by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Warrant, provided that, such securities have not been amended since the date of this Warrant to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities, (c) securities, including options or warrants to purchase shares of Common Stock, issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, (d) Common Stock sold pursuant to the initial public offering of the Common Stock on registration statement Form S-1 filed on October 15, 2008, Registration No. 333-154274 (the “IPO”), and (e) Common Stock, including options or warrants to purchase shares of Common Stock issued in connection with Permitted Indebtedness; provided that, any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Rule 144” means Rule 144 promulgated by the Securities and Exchange Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, this Warrant has been duly executed by the Company under its corporate seal as of the 11th day of February, 2009.

SPHERIC TECHNOLOGIES, INC.

By:	/s/ Joseph Hines
Joseph Hines
President

By:	/s/ Janice L. Backus
Janice L. Backus
Corporate Secretary

SPHERIC TECHNOLOGIES, INC.

Assignment

FOR VALUE RECEIVED,                                          hereby sells, assigns and transfers                      unto                                                                                   the within Warrant and the rights represented thereby, and does hereby irrevocably constitute and appoint                                                               Attorney, to transfer said Warrant on the books of the Company, with full power of substitution.

Dated:

Signed:

Print Name:

Subscription Form

Spheric Technologies, Inc.

4708 East Van Buren Street

Phoenix, Arizona 85008

The undersigned hereby irrevocably subscribes for the purchase of                      shares of Common Stock (“Shares”), pursuant to and in accordance with the terms and conditions of this Warrant, and herewith makes payment, covering the purchase of the Shares, which should be delivered to the undersigned at the address stated below, and, if such number of Shares shall not be all of the Shares purchasable hereunder, then a new Warrant of like tenor for the balance of the remaining Shares purchasable under this Warrant be delivered to the undersigned at the address stated below.

The undersigned agrees that: (1) the undersigned will not offer, sell, transfer or otherwise dispose of any such Shares, unless either (a) a registration statement, or post-effective amendment thereto, covering such Shares have been filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the “Act”), and such sale, transfer or other disposition is accompanied by a prospectus meeting the requirements of Section 10 of the Act forming a part of such registration statement, or post-effective amendment thereto, which is in effect under the Act covering the Shares to be so sold, transferred or otherwise disposed of, or (b) counsel to Spheric Technologies, Inc. (the “Company”) satisfactory to the undersigned has rendered an opinion in writing and addressed to the Company that such proposed offer, sale, transfer or other disposition of the Shares is exempt from the provisions of Section 5 of the Act in view of the circumstances of such proposed offer, sale, transfer or other disposition; (2) the Company may notify the transfer agent for its Common Stock that the certificates for the Common Stock acquired by the undersigned are not to be transferred unless the transfer agent receives advice from the Company that one or both of the conditions referred to in (1)(a) and (1)(b) above have been satisfied; and (3) the Company may affix the legend set forth in Section 3.1 of this Warrant to the certificates for Shares hereby subscribed for, if such legend is applicable.

Dated:	Signed:

Address: